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                                                                   EXHIBIT 23(a)


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in each prospectus constituting part of the Registration Statements on Form S-8 (No. 333-74387) of Infinity Broadcasting Corporation of our report dated January 27, 1999 appearing on page 20 of this Form 10-K/A.


/s/ KPMG LLP
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KPMG LLP
New York, New York
September 24, 1999